UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2026

Contango Silver & Gold Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35770	27-3431051
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

516 2nd Avenue, Suite 401 Fairbanks, Alaska	99701 (Zip Code)
(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (907) 388-7770

Contango ORE, Inc.

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, Par Value $0.01 per share	CTGO	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously announced, on December 7, 2025, Contango Silver & Gold Inc., formerly known as Contango ORE, Inc. (the “Company”), and its newly formed subsidiary, 1566004 B.C. Ltd. (the “Acquiror”), entered into an Arrangement Agreement (the “Agreement”) with Dolly Varden Silver Corporation, a British Columbia corporation (“Dolly Varden”). Under the Agreement, the Company, indirectly through the Acquiror, will acquire all of the issued and outstanding common shares of Dolly Varden (the “Dolly Varden Shares”) at an exchange ratio of 0.1652 of a share of voting common stock of the Company (the “Contango Shares”) for each Dolly Varden Share (the “Exchange Ratio”) by way of a statutory plan of arrangement (the “Arrangement”) under the Business Corporations Act (British Columbia), on and subject to the terms and conditions of the Agreement.

Eligible Canadian resident Dolly Varden Shareholders may elect to receive exchangeable shares (the “Exchangeable Shares”) instead of Contango Shares, which provide, as nearly as possible, equivalent economic and voting rights to Contango Shares but allow for deferral of Canadian income tax that might otherwise be payable upon the immediate exchange of their Dolly Varden Shares for Contango Shares. The Exchangeable Shares are exchangeable for Contango Shares on a one-for-one basis.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 26, 2026, the Company completed the Arrangement pursuant to the terms of the Arrangement Agreement. Under the terms of the Arrangement Agreement, at the effective time of the Arrangement (the “Effective Time”), each Dolly Varden Share that was issued and outstanding immediately prior to the Effective Time was exchanged for 0.1652 of a Contango Share, or, for Eligible Holders (as such term is defined in the Arrangement Agreement) who validly elected, 0.1652 of an exchangeable share in the capital of the Acquiror (each whole share being, an “Exchangeable Share”), in each case subject to the terms and conditions of the Arrangement Agreement.

Immediately prior to the Effective Time, all Dolly Varden restricted share units awarded pursuant to the Dolly Varden Restricted Share Unit Plan dated May 20, 2022 (“Dolly Varden RSUs”) were surrendered and cancelled or redeemed by Dolly Varden for Dolly Varden Shares, so that holders of the Dolly Varden RSUs prior to the Effective Time participated in the Arrangement as Dolly Varden Shareholders.

At the Effective Time, but not as part of the Arrangement, each outstanding option to purchase Dolly Varden Shares (“Dolly Varden Option”) granted pursuant to the Dolly Varden Share Option Plan, as amended and restated on May 18, 2017, and the Dolly Varden Stock Option Plan dated May 20, 2022 (collectively, the “Dolly Varden Option Plans”), whether vested or unvested, was deemed to be vested to the fullest extent and automatically exchanged for an option to purchase Contango Shares (each, a “Replacement Option”). Each Replacement Option allows the holder to purchase Contango Shares equal to the product of (i) the Exchange Ratio (rounded down to the nearest whole number of Contango Shares), multiplied by (ii) the number of Dolly Varden Shares subject to the original Dolly Varden Option. The exercise price per share is equal to the quotient of (x) the U.S. Dollar equivalent of the exercise price per share of the Dolly Varden Option divided by (y) the Exchange Ratio. The terms of each Replacement Option, including the conditions to and manner of exercising, are the same as the Dolly Varden Option so exchanged, and are be governed by the terms of the Dolly Varden Option Plans, which were assumed by the Company.

In connection with the Arrangement, the Company, 1566002 B.C. Unlimited Liability Company, an unlimited liability company existing under the laws of the Province of British Columbia, Canada and wholly-owned subsidiary of Contango formed for the purpose of effecting the Arrangement (“CallCo”), and Acquiror executed an Exchangeable Share Support Agreement (the “Exchangeable Share Support Agreement”). Such agreement, among other things, provides Contango and CallCo, in addition to the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares, the right to purchase Exchangeable Shares from the holders thereof (other than Contango and its affiliates) upon the occurrence of certain events, as specified in the Exchangeable Share Support Agreement. Further, the Exchangeable Share Support Agreement provides for the protection of the “economic equivalence” with respect to the Contango Shares and the Exchangeable Shares and for Contango to use its commercially reasonable efforts to effect the registration of the Contango Shares issued upon the exchange of Exchangeable Shares. The foregoing description of the material terms of the Exchangeable Share Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Exchangeable Share

Support Agreement, which is attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated by reference herein.

In connection with the Arrangement, the Company, CallCo, Acquiror and Computershare Trust Company of Canada, a trust company incorporated under the laws of Canada (the “Trustee”), executed a Voting and Exchange Trust Agreement (the “Voting and Exchange Trust Agreement”). The purpose of the Voting and Exchange Trust Agreement is to create a trust for the holders of Exchangeable Shares, other than the Company and certain related persons (the “Beneficiaries”). The Trustee will hold the Special Voting Share in order to enable the Trustee to exercise the voting rights attached to the Exchangeable Shares. Holders of Exchangeable Shares can direct the Trustee as to how to vote their Exchangeable Shares on an as-converted-to-Contango-Shares basis. The Trustee will hold the Exchange Right and the Automatic Exchange Right (as defined in the Voting and Exchange Trust Agreement) in order to enable the Trustee to exercise or enforce such rights, in each case as trustee for and on behalf of the Beneficiaries. The foregoing description of the material terms of the Voting and Exchange Trust Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting and Exchange Trust Agreement, which is attached to this Current Report on Form 8-K as Exhibit 4.2 and incorporated by reference herein.

At the Effective Time, Contango issued 13,686,278 Contango Shares and replacement options to purchase 417,048 Contango Shares, and the Acquiror issued 1,597,301 Exchangeable Shares, to the former Dolly Varden Shareholders. Immediately following the Effective Time, there are 32,104,900 outstanding Contango Shares, including the 1,597,301 Exchangeable Shares, with the former Dolly Varden Shareholders and the Contango Shareholders each owning approximately 50% of the economic and voting interest of the Company. The Exchangeable Shares, which can be converted into Contango Shares at the option of the holder and have the same voting rights as Contango Shares, are similar in substance to shares of Contango Shares and, therefore, have been included in the determination of outstanding Contango Shares immediately following the Effective Time.

In connection with the Arrangement, effective as of March 26, 2026, the Company changed its name from “Contango ORE, Inc.” to “Contango Silver & Gold Inc.” by filing a certificate of amendment to the Company’s certificate of incorporation (the “Certificate of Amendment”) on March 25, 2026. On March 26, 2026, the Contango Shares began trading on the NYSE American under the new name; the ticker symbol and CUSIP number remained the same. The foregoing description of the material terms of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference herein.

In connection with the Arrangement, on March 25, 2026, the Company filed a Certificate of Designation of Series A Special Voting Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware to designate Series A Special Voting Preferred Stock (the “Special Voting Share”) in accordance with the terms of the Arrangement Agreement in order to enable the holders of Exchangeable Shares to have their voting rights exercised. After the Effective Time, each Exchangeable Share has become exchangeable for one Contango Share and while outstanding, the Special Voting Share enables holders of Exchangeable Shares to cast votes on matters for which Contango Shareholders are entitled to vote, and by virtue of the share terms relating to the Exchangeable Shares, to receive dividends that are economically equivalent to any dividends declared with respect to the Contango Shares. The foregoing is only a brief description of the material terms of the Certificate of Designation and does not purport to be a complete description of the rights and obligations thereunder. Such description is qualified in its entirety by reference to the Certificate of Designation, which is attached to this Current Report on Form 8-K as Exhibit 3.2 and incorporated by reference herein.

The issuance of (i) the Contango Shares to those Dolly Varden Shareholders that elected to receive or otherwise will receive Contango Shares in connection with the Arrangement, and (ii) the Exchangeable Shares to those Dolly Varden Shareholders that elected to receive Exchangeable Shares in connection with the Arrangement, and (iii) the Replacement Options to the holders of the Dolly Varden Options were issued in reliance upon the exemption from registration provided by Section 3(a)(10) of the Securities Act of 1933, as amended, pursuant to the approval of the terms and conditions of the issuance and exchange of such securities by the Supreme Court of British Columbia by the final order issued and entered on March 23, 2026. The subsequent issuance of Contango Shares to the former Dolly Varden Shareholders who elected to receive Exchangeable Shares in exchange for such shareholders’ Exchangeable Shares and to holders of Replacement Options who exercise Replacement Options are expected to will be registered with the Securities and Exchange Commission (“SEC”) on a Registration Statements on Forms S-3 and S-8, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by Item 5.02 of Form 8-K, the information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

(b) Resignation of Directors.

Pursuant to the Arrangement Agreement, as of the Effective Time, Richard A. Shortz and Darwin Green, resigned from the Board and any respective committees of the Board to which they belonged. Additionally, Brad Juneau stepped down as Chairman of the Board, although he will remain a director of the Company.

(c) Appointment of Officers.

Shawn Khunkhun

As of the Effective Time, the Board appointed Shawn Khunkhun, as President of the Company.

Mr. Khunkhun, age 44, has served as Chief Executive Officer and a director of Dolly Varden since February 18, 2020. Mr. Khunkhun has over 20 years of experience in the capital markets, mineral exploration, and development sector with a focus on enhancing shareholder value. He has served in a variety of strategic roles including CEO, Director and Executive Chairman. Mr. Khunkhun has been instrumental in creating awareness for undervalued companies including explorers, developers, and producers. Mr. Khunkhun is a Director of GoldX2 and also an advisor to West Red Lake, Nations Royalty & NexGold and founder of Argenta Silver. He is the former CEO and a current director of StrikePoint Gold Inc., as well as director of Gladiator Metals Corp. The Board believes Mr. Khunkhun is qualified to serve as a director because of his experience in incubating and growing companies through capital raises, acquisitions, and spinouts, as well as his long-standing relationships with the mining investment community.

The Company and Mr. Khunkhun have not completed their negotiations in connection with Mr. Khunkhun’s employment agreement as of the date of this Current Report on Form 8-K.

Rick Van Nieuwenhuyse, who previously served as President, Chief Executive Officer and a director of the Company, will remain the Chief Executive Officer and a director of the Company.

(d) Election of New Directors.

As of the Effective Time, the Board appointed Mr. Khunkhun, Forrester (Tim) Clark and Darren Devine as directors of the Company and named Clynton Nauman as Chairman of the Board.

Forrester (Tim) Clark

Mr. Clark, age 57, has served as a director of Dolly Varden since February 25, 2022. He currently serves as Chief Executive Officer and a director of Fury Gold Mines Ltd., a mineral resource exploration and development company. He brings 23 years of global capital markets experience with numerous US, European and Canadian investment banks, including BMO Capital Markets, where he held the role of Managing Director, Institutional Equity Sales. The Board believes Mr. Clark is qualified to serve as a director because he provides corporate strategy, peer and financial analysis and insights for corporations within the materials, commodities and mining sectors.

Mr. Clark will stand for re-election at the next annual meeting of stockholders. At this time, the Company has not determined the Board committees on which Mr. Clark will serve. Mr. Clark will be eligible for compensation in accordance with the Company’s standard compensation policies for non-employee directors as described in the section entitled “Corporate Governance” in the Company’s proxy statement on Schedule 14A filed with the SEC on April 29, 2025.

Darren Devine

Mr. Devine, age 58, has served as a director of Dolly Varden since August 25, 2016. He currently serves as Principal of CDM Capital Partners, a firm that provides corporate finance advisory services to private and public companies, and acts as a director to private and junior public companies primarily in the natural resource sector. Mr. Devine is a former member of the TSX Venture Exchange’s Local Advisory Committee. Prior to founding CDM Capital, Mr. Devine qualified as a barrister and solicitor in British Columbia and in England & Wales and practiced exclusively in the areas of corporate finance and securities law. The Board believes Mr. Clark is qualified to serve as a director because he provides corporate finance and securities law experience, as well as and insights for public companies within the materials, commodities and mining sectors.

Mr. Devine will stand for re-election at the next annual meeting of stockholders. At this time, the Company has not determined the Board committees on which Mr. Devine will serve. Mr. Devine will be eligible for compensation in accordance with the Company’s standard compensation policies for non-employee directors as described in the section entitled “Corporate Governance” in the Company’s proxy statement on Schedule 14A filed with the SEC on April 29, 2025.

There are no familial relationships among any of the Company’s directors or executive officers.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required by Item 5.03 of Form 8-K, the information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release on March 26, 2026 relating to the closing of the Arrangement. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.	Other Events.

On February 11, 2026, the Company, the Acquiror and Dolly Varden entered into an amending agreement (the “Amending Agreement”). The Amending Agreement amended the Arrangement Agreement and the Plan of Arrangement to include reference to Dolly Varden’s Share Option Plan, as amended and restated on May 18, 2017, which was inadvertently omitted from each of these documents. The Amending Agreement is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Dolly Varden as of December 31, 2025 and 2024, and the related ,consolidated statements of loss and comprehensive loss, changes in shareholders’ equity and cash flows for the years ended December 31. 2025 and 2024, and the related notes thereto, are attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2025 and unaudited pro forma condensed combined balance sheet as of December 31, 2025, and the related notes thereto, are attached to this Current Report on Form 8-K as Exhibit 99.3 and incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1	Amending Agreement, effective February 11, 2026, by and among Contango ORE, Inc., 1566004 B.C. Ltd. and Dolly Varden Silver Corporation.
3.1	Certificate of Amendment to Certificate of Incorporation of Contango ORE, Inc.
3.2	Certificate of Designation of Series A Special Voting Preferred Stock.
4.1	Exchangeable Share Support Agreement.
4.2	Voting And Exchange Trust Agreement.
99.1	Press Release of the Company, dated March 26, 2026.
99.2	Financial Statements of Dolly Varden Silver Corporation as of December 31, 2025 and December 31, 2024.
99.3	Unaudited pro forma condensed combined financial information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO SILVER & GOLD INC.

Date: March 27, 2026	By:	/s/ Mike Clark
Chief Financial Officer and Secretary